Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Revenue	$ 1,447	$ 90
Cost of revenue	985	50
Gross profit	462	40
Operating expenses:
Research and development	4,988	1,426
Selling, general and administrative	7,464	4,276
Total operating expenses	12,452	5,702
Loss from operations	(11,990)	(5,662)
Interest expense	(415)	(567)
Other income (expense), net	(21)	49
Comprehensive and net loss	$ (12,426)	$ (6,180)
Net loss per share:
Basic and diluted (in dollars per share)	$ (0.31)	$ (1.27)
Weighted average shares used in computing net loss per common share
Basic and diluted (in shares)	40,181,427	4,865,546